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Exhibit      10.1
             By-Laws of American Bank Note Company Grafica e Servicos Ltda., as amended as of July 31, 1995
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
Translated From Portuguese
                       ALTERATION OF THE BY-LAWS OF

           AMERICAN BANK NOTE COMPANY GRAFICA E SERVICOS LTDA.

By the present private agreement and in the best legal form:

ABN Equities Inc., a duly organized corporation, existing under the laws of the State of Delaware, United States of America, with headquarters on 51 West 52nd Street, New York, New York 10022, United States of America, represented by their powers of attorney, as per power of attorney filed in JUCERJA under the nr. 664319 on 25.4.94, Jose Domingos Sidrim Bastos, Brazilian, single, engineer, identity card nr. 2.553.192 issued by I.F.P./RJ, C.P.F. nr. 149413257-53, resident in the city of Rio de Janeiro and Amador Paula Leite de Barros, Brazilian, married, businessman, identity card nr. 2.785.369 issued by SSP/SP, C.P.F. nr. 046.416.208-45, resident in the city of Rio de Janeiro;

ABNH Equities Inc., a duly organized corporation, existing under the laws of the State of Delaware, United States of America, with headquarters on 51 West 52nd Street, New York, New York 10022, United States of America, represented by their powers of attorney as per power of attorney filed in JUCERJA nr. 664.318 on 25.4.94, Jose Domingos Sidrim Bastos and Amador Paula Leite de Barros, already identified and qualified above;

The only two partners of AMERICAN BANK NOTE COMPANY GRAFICA E SERVICOS LTDA., with headquarters on Rua Peter Lund, nr. 146/202, in the city of Rio de Janeiro, Rio de Janeiro, C.G.C./MF nr. 33.113.309/0001-47, Commercial Registration nr. 33202627605, with their By-Laws consolidated and filed in JUCERJA under the nr. 672479 on 15.6.94 and last alteration of By-Laws filed under nr. 736082 on 12.6.95; and

GRAFICA BRADESCO LTDA., Brazilian corporation, with headquarters in Cidade de Deus, Osasco, State of S o Paulo, C.G.C./MF nr. 44.312.908/0001-06, represented herewith by their Directors Alcides Lopes Tapias, Brazilian, married, bankworker, identity card nr. 3.262.877 issued by SSP/SP, C.P.F. nr. 024.054.828-00, resident in the city of Osasco, S o Paulo, and Oswaldo de Moura Silveira, Brazilian, married, bankworker, identity card nr. 2.849.591 issued by SSP/SP, C.P.F. nr. 039.735.148-87, resident in the city of Osasco, S o Paulo.

Decide to alter the By-Laws of AMERICAN BANK NOTE COMPANY GRAFICA E SERVICOS LTDA., with the aim and effects declared in this document, observing the following clauses:
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1st Deliberation:

The company Grafica Bradesco Ltda. (as qualified above) enters the partnership through subscription of 6,561,245 (six million, five hundred and sixty-one thousand, two hundred and forty-five) new shares, accounted for by fixed assets and stocks, as described in the attached documents which are an integral part of this instrument.

2nd Deliberation:

Considering that, abroad, ABNH Equities Inc., transferred all of its shares to ABN Equities Inc., the shareholder ABNH Equities Inc. withdraws from the partnership and delivers all its shares to the shareholder ABN Equities Inc., which hereby subscribes 961,697 (nine hundred and sixty-one thousand, six hundred and ninety-seven) new shares by capitalizing reserves worth R$ 961,697.00 (nine hundred and sixty-one million, six hundred and ninety seven thousand reais).

3rd Deliberation:

In view of the subscription of new shares, stockholders' equity is increased by R$ 7,522,942.00 (seven million, five hundred and twenty-two thousand, nine hundred and forty-two reais) to the new total of R$ 29,161,089.00 (twenty-nine million, one hundred and sixty-one thousand and eighty-nine reais) divided in 29,161,089 (twenty-nine million, one hundred and sixty-one thousand and eighty-nine) shares worth R$ 1 (one real) each.

4th Deliberation:

To change the wording of the fourth clause of the By-Laws.

5th Deliberation:

To change the wording of the eighth clause of the By-Laws.

6th Deliberation:

To change the wording of the ninth clause of the By-Laws.

7th Deliberation:

To change the wording of the eleventh clause of the By-Laws.

8th Deliberation:

To change the wording of the fourteenth clause of the By-Laws.
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9th Deliberation:

To include a sub-clause in the wording of the seventeenth clause of the By-Laws.

10th Deliberation:

To change the wording of the eighteenth clause of the By-Laws.

11th Deliberation:

To change the wording of the nineteenth clause of the By-Laws.

In view of the above deliberations, the clauses (4th, 6th, 8th, 9th, 11th, 14th, 17th, 18th and 19th) are changed and now read as follows:

FOURTH CLAUSE:

The objectives of the partnership are the following:

a) The printing industry in general, including security printing, lottery tickets and systems in general, including electronic systems, and paper and paper currency;

b) The plastic card industry, magnetic and inductive, personalization and codification of cards;

c) Personalization and codification of documents;

d) Sales of coin and note counting machines, on own account or as a representative, for use in the automation of banking services and those of other firms.

e) Provision of technical services, planning and consultancy on security materials and computer systems, maintenance of equipment and technical assistance in general;

f) Management of systems and provision of services in data processing of lotteries, games and similar activities;

g) Commercial activity in general, including commercial representation;

h) Importation and exportation;

i) Share participation in other companies.
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SUB-CLAUSE:

The objectives cited in items a, b and c can only be eliminated or changed by the unanimous deliberation of the partners.

SIXTH CLAUSE:

Stockholders' equity, in this act, fully paid, in the current currency of the country, is R$ 29,161,089.00 (twenty-nine million, one hundred and sixty-one thousand and eighty-nine reais) divided in 29,161,089 (twenty-nine million, one hundred and sixty-one thousand and eighty-nine) shares of R$ 1 (one real) each.

PARTNERS                  SHARES                   VALUE

ABN Equities Inc.        22,599,844              22,599,844.00
Grafica Bradesco Ltda.    6,561,245               6,561,245.00
                         ----------              -------------
Total                    29,161,089              29,161,089.00

SUB-CLAUSE:

Partners' responsibility is limited to total stockholders' equity.

EIGHTH CLAUSE:

The President will make the necessary and convenient acts to administer the Company, except ones appointed in article nine to this contract, for such he can, among other powers:

a) Represent the company at Court and out of it, actively or passively, including before any federal, state or municipal public offices;

b) Administration, orientation, direction of business, including purchase, sale, exchange or alienation by any other form of the company's liquid assets, deciding the respective terms, prices and conditions except as provided in the 19th clause;

c) Sign any document, even the ones regarding the company's responsibility and obligations, including deeds, debts in foreign currency, cheques, payment orders and others;
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SUB-CLAUSE:

The Powers of Attorney made by the President, in the company's name, besides expressly mentioning the powers given, will be given for a fixed period, except ones for legal purposes.

NINTH CLAUSE:

In order to purchase, sell, mortgage or otherwise alienate the fixed assets of the Company, the President will depend on the express authorization of the partners representing the majority of shares, by himself or by powers of attorney with special powers, unless there occurs the alienation of assets foreseen in the 19th clause which will depend on the unanimous consent of partners. Acts which do not observe this requirement shall be considered null and will not have any effect on the Company.

ELEVENTH CLAUSE:

No partner can give or transfer any of his shares to the other partner or to third parties which are associated to the present partners, without the previous written authorization of the partner representing the majority of stockholders' equity, and that partner will have the priority to purchase the shares, in the same conditions and in proportion to participation in the stockholders' equity. The right of priority will be in effect for 30 (thirty) days.

1ST SUB-CLAUSE:

Entry of new partners which are not part of the economic grouping to which belong the present partners, will only be permitted by consent of the partners representing the totality of stockholders' equity.

2ND SUB-CLAUSE:

In case a partner desires to cede or transfer shares, the remaining partners shall have the right to acquire them in proportion to their shares with priority over third parties under the same conditions, which right must be exercised within 30 (thirty) days.

FOURTEENTH CLAUSE:

Net profits for any fiscal period will be used, including distribution, according to the unanimous decision of the partners. In principle, partners shall have the right to a minimum dividend, between 25 and 30% of the net profit for each fiscal period, as calculated by Article 209 of Law nr. 6.406/76, as may be applicable.

SEVENTEENTH CLAUSE:

The withdrawal, extinction, death, exclusion or bankruptcy of any of the partners will not close the company, which will continue with the remaining partners, unless these, in agreement, decide to close it. The assets of the withdrawn, extinguished, dead, excluded or bankrupt partner will be calculated based on the last General Balance sheet and will be paid, adjusted for inflation, to him, his heirs or successors, within 6
(six) months, counting from the date of the event.

SUB-CLAUSE:

If any of the partners desires to withdraw from the partnership and the other partners or third parties do not wish to acquire its shares, the former may withdraw by a partial judicial dissolution in which case its rights will be fixed based on the judicial evaluation of the partnership's assets, including intangible assets, at market prices, disregarding accounting values.

EIGHTEENTH CLAUSE:

These By-Laws can be freely altered, at any time, by the partner or partners representing at least 2/3 (two thirds) of the Social Capital, except as otherwise determined by law and By-Laws, with the further exception of this Clause, the Sub-Clause of the Fourth Clause, the Eighth, Ninth and the Eleventh Clauses and their Sub-clauses, the Fourteenth Clause, the Sub-Clause of the Seventeenth Clause and the Nineteenth Clause which can only be altered by deliberation of partners representing the totality of shares in stockholders' equity.

NINETEENTH CLAUSE:

Deliberations for the constitution of subsidiaries, merger, divestment, incorporation, sale of permanent assets comprising parts of the industrial plant which could characterize a halt in the company's activities, suspension of preferential rights in cases of increase in capital, exclusion of partners, increase in capital by subscription or its reduction, must be taken by partners representing the totality of stockholders' equity.

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Other deliberation:

All other clauses not amended of the By-Laws are maintained and remain in force.
In view of the above, the partners decided to proceed with the Consolidation of By-Laws of the Company which will now read as follows:

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                                 BY-LAWS

                                    OF

            AMERICAN BANK NOTE COMPANY GRAFICA E SERVICOS LTDA

FIRST CLAUSE:

The Company shall be called AMERICAN BANK NOTE COMPANY GRAFICA E SERVICOS
LTDA.


SECOND CLAUSE:

The Company may use the commercial name of AMERICAN BANK NOTE COMPANY.


THIRD CLAUSE:

The Company has its headquarters in the Capital of the State of Rio de Janeiro, at Rua Peter Lund, no 146 part, S o Cristovo, and can have branches, offices and representatives in any part of the country or abroad, by decision of the partners representing the majority of stockholders' equity.


SUB-CLAUSE:

The Company maintains branches at the following locations:

Rua Aguiar Moreira, no 271, Bonsucesso, Rio de Janeiro, RJ.
Rua Mazzini, no 195, Cambuci, S o Paulo, SP.
Cidade de Deus, s/no, Vila Yara, Osasco, SP.
Alameda Jurua, no 747, Alphaville, Barueri, SP.
SCS Quadra 4, Bloco A salas 404, 406 e 408, Ed. Embaixador, Asa Sul, Brasilia, D.F.

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
FOURTH CLAUSE:

The objectives of the partnership are the following:

a) The printing industry in general, including security printing, lottery tickets and systems in general, including electronic systems, and paper and paper currency;

b) The plastic card industry, magnetic and inductive, personalization and codification of cards;

c) Personalization and codification of documents;

d) Sales of coin and note counting machines, on own account or as a representative, for use in the automation of banking services and those of other firms.

e) Provision of technical services, planning and consultancy on security materials and computer systems, maintenance of equipment and technical assistance in general;

f) Management of systems and provision of services in data processing of lotteries, games and similar activities;

g) Commercial activity in general, including commercial representation;

h) Importation and exportation;

i) Share participation in other companies.

SUB-CLAUSE:

The objective cited in items a, b and c can only be eliminated or changed by the unanimous deliberation of the partners.

FIFTH CLAUSE:

The duration of this company is undetermined.

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SIXTH CLAUSE:

Stockholders' equity, in this act, fully paid, in the current currency of the country, is R$ 29,161,089.00 (twenty-nine million, one hundred and sixty-one thousand and eighty-nine reais) divided in 29,161,089 (twenty-nine million, one hundred and sixty-one thousand and eighty-nine) shares of R$ 1 (one real) each.


PARTNERS                  SHARES                   VALUE

ABN Equities Inc.        22,599,844              22,599,844.00
Grafica Bradesco Ltda.    6,561,245               6,561,245.00
                         ----------              -------------
Total                    29,161,089              29,161,089.00

SUB-CLAUSE:

Partners' responsibility is limited to total stockholders' equity.


SEVENTH CLAUSE:

The administration of the company will be done by the partner ABN EQUITIES INC., which, according to article 13 of the decree 3708 of 10.01.1919, gives management power to SIDNEY LEVY, Brazilian, married, engineer, resident in Cidade do Rio de Janeiro, Estado do Rio de Janeiro, at Av. Vieira Souto, no 620, apto 1202, identity card no 3.43.401 issued by I.F.P./RJ on 30.03.73, C.P.F/MF no 441.607.557-04, who can be
dismissed ad nutum by the delegating partner and will perform his powers alone or jointly with holders of powers of attorney, appointed by him, in the name of the company and observing the rules of these By-Laws.


SUB-CLAUSE:

The appointed person will be called President and his earnings will be fixed periodically by the partners.

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EIGHTH CLAUSE:

The President will make the necessary and convenient acts to administer the Company, except ones appointed in article nine to this contract, for such he can, among other powers:

a) Represent the company at Court and out of it, actively or passively, including before any federal, state or municipal public offices;

b) Administration, orientation, direction of business, including purchase, sale, exchange or alienation by any other form of the company's liquid assets, deciding the respective terms, prices and conditions except as provided in the 19th clause;

c) Sign any document, even the ones regarding the company's responsibility and obligations, including deeds, debts in foreign currency, cheques, payment orders and others;


SUB-CLAUSE:

The Powers of Attorney made by the President, in the company's name, besides expressly mentioning the powers given, will be given for a fixed period, except ones for legal purposes.


NINTH CLAUSE:

In order to purchase, sell, mortgage or otherwise alienate the fixed assets of the Company, the President will depend on the express authorization of the partners representing the majority of shares, by himself or by powers of attorney with special powers, unless there occurs the alienation of assets foreseen in the 19th clause which will depend on the unanimous consent of partners. Acts which do not observe this requirement shall be considered null and will not have any effect on the Company.

TENTH CLAUSE:

The acts of any partner, attorney or employees who may involve the Company in any act which is different from its partnership objectives such as provision of pledges, securities or any other guarantee for third parties are expressly forbidden, except if previously authorized in writing by the partner representing the majority of 2/3 (two thirds) of stockholders' equity.
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ELEVENTH CLAUSE:

No partner can give or transfer any of his shares to the other partner or to third parties which are associated to the present partners, without the previous written authorization of the partner representing the majority of stockholders' equity, and that partner will have the priority to purchase the shares, in the same conditions and in proportion to participation in the stockholders' equity. The right of priority will be in effect for 30 (thirty) days.


1ST SUB-CLAUSE:

Entry of new partners which are not part of the economic grouping to which belong the present partners, will only be permitted by consent of the partners representing the totality of stockholders' equity.


2ND SUB-CLAUSE:

In case a partner desires to cede or transfer shares, the remaining partners shall have the right to acquire them in proportion to their shares with priority over third parties under the same conditions, which right must be exercised within 30 (thirty) days.


TWELFTH CLAUSE:

The fiscal year will begin on 1st January and end on 31st December of each calendar year. At the end of each fiscal year, and corresponding to the same, a balance sheet will be prepared as well as a profit and loss statement.


THIRTEENTH CLAUSE:

The Company may prepare monthly balance sheets and based on results, distribute profits.


FOURTEENTH CLAUSE:

Net profits for any fiscal period will be used including distribution, according to the unanimous decision of the partners. In principle, partners shall have the right to a minimum dividend, between 25 and 30% of the net profit for each fiscal period, as calculated by Article 209 of Law nr. 6.406/76, as may be applicable.

FIFTEENTH CLAUSE:

The partners' decisions will be taken by simple majority except if otherwise determined by Law and by By-Laws clauses.


SIXTEENTH CLAUSE:

In case of liquidation or dissolution of the Company, American Bank Note Company Grafica e Servicos Ltda., through a liquidator to be appointed by it, will be the liquidator, based on the art. 13 of decree 3.708 of 10.01.1919.


SEVENTEENTH CLAUSE:

The withdrawal, extinction, death, exclusion or bankruptcy of any of the partners will not close the company, which will continue with the remaining partners, unless these, in agreement, decide to close it. The assets of the withdrawn, extinguished, dead, excluded or bankrupt partner will be calculated based on the last General Balance sheet and will be paid, adjusted for inflation, to him, his heirs or successors, within 6
(six) months, counting from the date of the event.


SUB-CLAUSE:

If any of the partners desires to withdraw from the partnership and the other partners or third parties do not wish to acquire its shares, the former may withdraw by a partial judicial dissolution in which case its rights will be fixed based on the judicial evaluation of the partnership's assets, including intangible assets, at market prices, disregarding accounting values.


EIGHTEENTH CLAUSE:

These By-Laws can be freely altered, at any time, by the partner or partners representing at least 2/3 (two thirds) of the Social Capital, except as otherwise determined by law and By-Laws, with the further exception of this Clause, the Sub-Clause of the Fourth Clause, the Eighth, Ninth and the Eleventh Clauses and their Sub-clauses, the Fourteenth Clause, the sub-clause of the Seventeenth Clause and the Nineteenth Clause which can only be altered by deliberation of partners representing the totality of shares in stockholders' equity.

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
NINETEENTH CLAUSE:

Deliberations for the constitution of subsidiaries, merger, divestment, incorporation, sale of permanent assets comprising parts of the industrial plant which could characterize a halt in the company's activities, suspension of preferential rights in cases of increase in capital, exclusion of partners, increase in capital by subscription or its reduction, must be taken by partners representing the totality of stockholders' equity.


TWENTIETH CLAUSE:

All questions regarding this Contract, from now on, will be judged by the Court of this Capital, excluding any other no matter how privileged.

The partners and their delegates, declare, in this act, that they are not involved in any crime under law, which can impede them from performing commercial activities.

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And, since they agree on the above, the parties sign this contract in 6
(six) copies with the same content before two witnesses.

Rio de Janeiro,

__________________________________________________
p/p ABN EQUITIES INC.


__________________________________________________
p/p ABNH EQUITIES INC.


_________________________________________________
GRAFICA BRADESCO LTDA.


Witnesses:
__________________________
__________________________

The use of the firm will be made by ABN EQUITIES INC., which appoints SIDNEY LEVY as its delegate.


_____________________________
p/ American Bank Note Company
Sidney Levy
                                               Lawyer's signature

                                               __________________
                                                Celio S. Ribeiro
                                                OAB/RJ 64.731